Farmers Capital Bank Corporation

Frankfort, Kentucky

G. Anthony Busseni – President and CEO

NASDAQ: FFKT

Forward Looking Statement

- This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations, but are subject to certain risks and uncertainties that may cause actual results to differ materially. Among the risks and uncertainties that could cause actual results to differ materially are economic conditions generally and in the subject market areas, overall loan demand, increased competition in the financial services industry which could negatively impact the ability of the subject entities to increase total earning assets, and retention of key personnel. Actions by the Federal Reserve Board and changes in interest rates, loan prepayments by, and the financial health of, borrowers, and other factors described in the reports filed by us with the Securities and Exchange Commission could also impact current expectations. For more information about these factors please see our Annual Report on Form 10-K on file with the SEC. All of these factors should be carefully reviewed, and readers should not place undue reliance on these forward-looking statements.
- These forward-looking statements were based on information, plans and estimates at the date of this presentation, and the Company does not promise to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

FFKT NASDAQ LISTED

Farmers Capital Bank Corporation

Holding Company for 5 bank charters dating back to 1850

- 3rd largest Holding Company based in Kentucky
- 37 locations in 23 communities
- Depository for the Commonwealth of Kentucky

Tony Busseni

- President and CEO of Holding Company since 2002
- President and CEO of Frankfort Bank 1998-2002
- President and CEO Georgetown Bank 1992-1998
- President and CEO Elizabethtown Bank 1991-1992
- Internal Bank Audit 1977-1990
- Comptroller of Currency Examiner 1970-1977



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Management

	Total Years	With Farmers
Tony Busseni, President and CEO	39	23
Doug Carpenter, SVP, Secretary & CFO	30	16
Rick Harp, President, Frankfort	32	32
Critt Murphy, President, Lexington MSA	30	19
Lloyd Hillard, President, Elizabethtown	39	17
Charlie Cammack, President, Lawrenceburg	42	42
David Van Horn, President, Northern KY	36	16
Don Hughes, President, IT	24	24

FFKT NASDAQ LISTED

Significant Events

- Realize benefits from merging three bank charters in and around Lexington
- Participation in TARP – $30 million
- Significant leverage transaction

Kentucky Population

Total counties – 120
Counties we serve – 13

Total population – 4,241,000
Population in our counties – 1,040,000 or 25%

Source: Kentucky State Data Center

FFKT NASDAQ LISTED

Farmers Capital Bank Corporation

Our Footprint



Cincinnati
Louisville
Frankfort
Lexington
Ft. Knox
Elizabethtown
KENTUCKY

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Market Share

Total deposits in Kentucky – $63.2 billion

Total deposits in our 13 counties – $14.7 billion or 23%

Deposits at our banks – $1.5 billion or 10%

1st or 2nd highest market share in 6 of our counties

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Fort Knox Impact

2005 Defense Base Closure and Realignment (BRAC) Commission Report

- Ft. Knox ranked 12th highest out of 95 bases on the military value assessment
  - Will increase from 4 generals to 13
  - Military personnel increase – 4,000
  - Civilian personnel increase – 2,500
  - Defense contractors expected to follow new agenda – 1,000
  - New construction – $1 billion
  - Annual payroll increase – $300 million

Kentucky Based Banks

	Average Assets
Republic Bancorp, Louisville	$4.0 billion
Community Trust Bancorp, Pikeville	2.9 billion
Farmers Capital Bank Corporation	2.2 billion
Central Bancshares, Lexington	1.9 billion
Whitaker Bank Corp., Lexington	1.8 billion
S.Y. Bancorp, Louisville	1.6 billion
Porter Bancorp, Louisville	1.6 billion

As of 12-31-08

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Shareholders

7,362,912 shares of Common Stock outstanding
2,882 shareholders

Farmers Trust Department – 6%
Directors/Insiders – 7%
Institutional – 14%

As of April 2009

FFKT NASDAQ LISTED

Dividend

Farmers has historically paid out a large percentage of its net income in the form of dividends.

	EPS	Dividend	%
2009	$0.39	$0.25	64
2008	0.60	1.32	>100
2007	2.03	1.43*	70
2006	2.85	1.32	46
2005	2.31	1.32	57
2004	1.99	1.32	66
2003	1.93	1.28	66

* Includes a special dividend of $.11

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Dividend

In January 2009 the company announced a reduction in the quarterly dividend from $0.32 to $0.25 for the dividend to be paid April 1, 2009. Based on the share price at the time, the dividend yield was 5.0%.

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Capital Ratios

	March 31, 2009	Peer
Tier 1	13.61%	10.76%
Total	14.86%	12.27%
Leverage	8.63%	8.65%
Tangible Equity	6.38%	
Tangible Common	5.09%	6.69%

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Averages vs. End of Period

We are the Depository for the Commonwealth of Kentucky and have been for more than 70 years. Large fluctuations in deposits are likely to occur on a daily basis which makes average figures more meaningful than end of period balance sheet numbers.



Monthly State Activity

Proof items processed	–	1,176,871
Amount	–	$1,501,687,396
ACH items processed	–	1,454,403
Amount	–	$2,215,055,769

FFKT NASDAQ LISTED

Average Earning Assets

from Continuing Operations



In millions
$2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1,088
1,173
1,417
1,662
1,880
1,981
2004
2005
2006
2007
2008
1st Qtr 2009

Subprime Exposure

- Loans – None
- Investment Securities – None
- BOLI Investments – None

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Loans

Total $1.3 billion or 59% of average assets

Real estate mortgage – 63% of total loans
Real estate construction – 21%
Commercial – 11%
Installment – 3%
Leasing – 2%

As of 3-31-09

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Loans

55% of total loans variable interest rates

Loans in Ohio, Tennessee and Indiana – $72 million or 6%

Loans > $2.5 million
- $385 million or 29%
- 74 loans

Loans > $10 million
- $95 million
- 5 loans

As of 3-31-09

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Loans

Largest loan – $26 million

Frankfort municipal utility created in 1943 provides electric, water and cable TV/telephone/internet service

Legal lending limit – $36 million

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Average Loans

from Continuing Operations



In millions
$1,400
1,200
1,000
800
600
400
200
0
736
805
1,051
1,250
1,302
1,316
2004
2005
2006
2007
2008
1st Qtr 2009

Nonperforming Assets

In millions	90 days	Nonaccrual	OREO	Total
3-31-09	$6	$23	$15	$44
12-31-08	4	22	14	40
12-31-07	3	18	6	27
12-31-06	3	1	5	9
12-31-05	3	2	9	14

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Allowance for Loan Losses

% of loans	Allowance	Nonperforming
3-31-09	1.35%	2.2%
12-31-08	1.28%	1.9%
12-31-07	1.10%	1.6%
12-31-06	1.00%	0.4%
12-31-05	1.15%	0.5%

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Net Chargeoffs

	Total	% of Loans
3-31-09	$727 thousand	.06%
12-31-08	2.7 million	.21%
12-31-07	1.4 million	.11%
12-31-06	1.1 million	.10%
12-31-05	2.0 million	.25%

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Leveraged Investment

Booked 11-15-07

$214 million of new issue GNMA CMO bonds with zero risk weighting and an average life of 7 years yielding 5.67%

Funded by multiple structured repos with a 7 year average life with no call protection ranging from 1 to 5 years on the various pieces at a rate of 3.73%

Rate spread of 194 basis points

Rate shocks indicate stability in both up and down environments

Contributes after tax income of $.38 per share

Amortizable Intangibles

In millions	Balance	Expense
12-31-09	$5.0	$2.0
12-31-08	6.9	2.6
12-31-07	9.5	3.5
12-31-06	9.8	2.3

FFKT NASDAQ LISTED

Average Deposits

from Continuing Operations



In millions
$1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
951
1,030
1,256
1,467
1,526
1,592
2004
2005
2006
2007
2008
1st Qtr 2009

Trust Preferred

Date	Amount	Rate
7-2005	$10 million	3 month LIBOR + 165
7-2005	15 million	3 month LIBOR + 150
11-2007	22.5 million	6.60% fixed, for five years, then 3 month LIBOR + 132

FFKT NASDAQ LISTED

Net Income

from Continuing Operations



In millions
$18
16
14
12
10
8
6
4
2
0
12.3
13.1
14.5
13.7
4.4
3.3
2004
2005
2006
2007
2008
1st Qtr 2009

Margin

from Continuing Operations



Percent
4.0
3.8
3.6
3.4
3.2
3.0
2.8
2.6
3.74
3.69
3.75
3.64
3.47
3.16
2004
2005
2006
2007
2008
1st Qtr 2009

Excluding leverage transaction

Noninterest Income

In millions	Total	% of Total Income
3-31-09	$ 6.7	20.3
12-31-08	24.5*	17.8
12-31-07	24.2	17.5
12-31-06	20.5	18.1
12-31-05	19.9	23.2

*Excludes $14.7 million expense related to FNMA and FHLMC preferred stock.

FFKT NASDAQ LISTED

Allotment

In millions	Fee Income
3-31-09	$1.3
12-31-08	4.8
12-31-07	4.4
12-31-06	2.6
12-31-05	2.7

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Allotment

For over 30 years we have been processing electronic payments primarily for the benefit of Armed Forces personnel. The government sends our bank an amount each payday that is held in a savings account for each individual until the appropriate ACH bill payments are made. This service is applied to government benefits processing and civilian applications as well.

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Allotment

Active merchants that initiate transactions – 970

Dollars processed

2008	–	$786,000,000
2007	–	$717,000,000
2006	–	$423,000,000

Payments processed

2008	–	1,997,000
2007	–	1,954,000
2006	–	1,179,000

Average deposits – $22,000,000

FFKT NASDAQ LISTED

Return on Average Assets

from Continuing Operations



Percent
1.2
1.0
0.8
0.6
0.4
0.2
0
1.07
1.07
1.10
.85
.83
.21
.60
2003
2004
2005
2006
2007
2008
1st Qtr 2009

Return on Average Equity

from Continuing Operations



Percent
12
10
8
6
4
2
0
9.83
10.21
10.81
8.49
8.88
2.62
6.87
2003
2004
2005
2006
2007
2008
1st Qtr 2009

FFKT NASDAQ LISTED

Recent Acquisitions

- Northern Kentucky/Greater Cincinnati
- Jessamine County/Greater Lexington
- Allotment Processing

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Expansion

- Citizens Bancorp (Northern KY/Greater Cincinnati) was purchased December 6, 2005
  - $150 million in loans
  - $175 million in deposits
  - $40.6 million purchase price
    - 584,000 shares issued
    - $22 million paid in cash

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Expansion

- Citizens National Bancshares (Jessamine County/Greater Lexington) was purchased October 1, 2006
  - $121 million in loans
  - $139 million in deposits
  - $30 million purchase price
    - 464,283 shares issued
    - $15 million paid in cash

FFKT NASDAQ LISTED

Expansion

- PNC Allotment operations was purchased January 12, 2007
  - First Citizens paid $12,725,000
  - $3,150,000 in amortizable intangibles
  - $9,575,000 in goodwill
  - Deposits received of $10,870,000

FFKT NASDAQ LISTED

Recent Divestitures

- Glasgow, KY/South Western Kentucky
- Bath County/Eastern Kentucky

Divestiture

- On December 1, 2006 we closed on the sale of Kentucky Banking Centers to Citizens First Corporation of Bowling Green for $20 million
  - $9.4 million pre-tax gain on sale
  - $80 million in loans
  - $112 million in deposits
  - Special $.11 dividend to shareholders

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Divestiture

- On December 2, 2006 we closed on the sale of the Bath County branches of Farmers Bank and Trust Company to Citizens Bank Morehead
  - $431,000 pre-tax gain on sale
  - $12 million in loans
  - $26 million in deposits



A Tradition in Kentucky